UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2019

TARONIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11885 44th Street North

Clearwater, FL 33762

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 3, 2019, Taronis Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (“SPA”) with one or more investors identified on the signature pages thereto (“Investors”) attached hereto as Exhibit 10.1. Under the terms of the SPA, the Company will issue an aggregate of $500,000 of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and an aggregate of $1,500,000 convertible debentures (“Debentures”) (collectively, the “Transaction Securities”) as set forth on the Purchaser Signature Page attached to the SPA, for a total gross purchase price of $2,000,000 (the “Offering”). We expect to receive aggregate net proceeds of approximately $1,920,000, and the Company intends to use the net proceeds for working capital and other general corporate purposes. The Offering closed on May 3, 2019. The SPA contains customary representations, warranties and agreements by us and customary conditions to closing.

The sale of the Common Stock at a price of $0.46 per share is being made pursuant to a prospectus supplement, which will be filed with the Securities and Exchange Commission (the “SEC”) on or about May 3, 2019, and accompanying base prospectus relating to the Company’s shelf registration statement on Form S-3 (File No. 333-230854), which was declared effective by the SEC on April 24, 2019.

Additionally, the sale of the Debentures is being made pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). See “Convertible Debentures” below.

The above description of the SPA does not purport to be complete and is qualified in its entirety by the full text of such SPA, which is incorporated herein and attached hereto as Exhibit 10.1.

A copy of the opinion of our Legal Counsel relating to the legality of the issuance and sale of the Transaction Securities in the Offering is attached as Exhibit 5.1 hereto.

Convertible Debentures

Pursuant to the terms of the SPA, the Company sold the Investor(s) a $1,500,000 Convertible Debenture (the “Debenture”). The Debenture has an interest rate of 6% and a maturity date of November 3, 2019. On each Installment Date (as defined in the Debenture), the Company shall pay to the Holder (as defined in the Debenture) an amount equal to the Installment Amount (as defined in the Debenture) due on such Installment Date in accordance with the Debenture. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal, accrued and unpaid Interest. On each applicable Installment Date, the Company shall pay the Installment Amount by either (i) converting such Installment Amount into shares of Common Stock of the Company at a price per share equal to 85% of the lowest VWAP during the 10 Trading Days immediately preceding the applicable Installment Date, (ii) paying to the Holder of the Debenture a cash amount equal to the Installment Amount plus a 15% premium or (iii) electing a combination of a Common Stock and a Cash Payment so long as all of the outstanding applicable Installment Amount is paid (whether in cash or converted into shares of the Company’s Common Stock as provided for in the Debentures). The Debenture contains customary representations, warranties and agreements typical in convertible debentures.

Total gross proceeds to the Company, will be $1,500,000. The offering of the Debenture was exempt from registration under Section 4(a)(2) of the Securities Act.

The above description of the Debenture does not purport to be complete and is qualified in its entirety by the full text of the Debenture, which is incorporated herein attached hereto as Exhibit 10.2.

Registration Rights Agreement

Additionally, in connection with the SPA and the Debenture, to induce the Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder. Pursuant to the terms of the Registration Rights Agreement (“RRA”), the Company will, on or prior to the 30th calendar day following the effective date of the RRA, prepare and file with the U.S. Securities & Exchange Commission (“SEC”) a Registration Statement on Form S-3 (or, if the Company is not then eligible, on Form S-1) covering the resale by the Investor of the securities underlying the Debenture (“Registerable Securities”). The Registration Statement prepared pursuant the RRA shall register for resale at least the number of shares of Common Stock equal to the 3,847,927 as of date the Registration Statement is initially filed with the SEC. The Company’s registration obligations set forth in the RRA, including its obligations to file Registration Statements, obtain effectiveness of Registration Statements, and maintain the continuous effectiveness of Registration Statements that have been declared effective shall begin on the date hereof and continue until all the Registrable Securities have been sold or may permanently be sold without any restrictions pursuant to Rule 144. The RRA contains customary representations, warranties and agreements typical of registration rights agreements.

The above description of the RRA does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, which is incorporated herein attached hereto as Exhibit 10.3.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

The Debenture was offered and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 8.01	Other Events.

On May 3, 2019, the Company announced the Offering. A copy of the press release that discusses this matter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Legal Counsel
10.1	Securities Purchase Agreement dated May 3, 2019, between the Company and the Investors identified therein
10.2	Convertible Debenture
10.3	Registration Rights Agreement
23.1	Consent of General Counsel (contained in Exhibit 5.1)
99.1	Press Release, dated May 3, 2019, issued by Taronis Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2019

TARONIS TECHNOLOGIES, INC.

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer